ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

ANNUAL REPORT
NOVEMBER 30, 1999

ALLIANCE CAPITAL



LETTER TO SHAREHOLDERS               ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

January 28, 2000

Dear Shareholder:
We are pleased to provide you with this report on the Alliance International Premier Growth Fund (the "Fund"). This report contains investment results and market activity for the annual period ended November 30, 1999.

INVESTMENT RESULTS
Since October 1998, strong economic growth around the world, combined with the Fund's focus on a carefully selected list of "premier" large-capitalization growth stocks, has begun to generate investment returns significantly above the Fund's benchmark, the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index. Active intra-period trading has also added to the Fund's returns.

The Fund's performance results for the six- and 12-month periods ended November 30, 1999 are shown in the following table. Also shown is the performance of the MSCI EAFE Index. During the six-month period under review, the Fund outperformed its benchmark by almost 12 percentage points, and during the 12-month reporting period, the Fund outperformed its benchmark by almost 15 percentage points. We are pleased with the Fund's achievement.

The Fund's strong performance over the last year was primarily due to favorable individual stock selection. Some of the Fund's best performing holdings include stocks such as ASM Lithography, China Telecom Ltd, Fuji Bank Ltd, Mannesmann AG, Nokia AB OYJ Corp, Orange Plc, Softbank Corp, Sonera Oyj, Sumitomo Trust & Banking Co. Ltd, Taiwan Semiconductor Manufacturing Co. Ltd, and Tokyo Electron Ltd. Detracting from the strong performance of these stocks were negative contributions from some of the Fund's other holdings. Stocks that did not meet our expectations include Alps Electric Co. Ltd, Koninklijke Ahold NV, Altadis (formed by the merger of Spain's Tabacalera S.A. and France's Seita), Banyu Pharmaceutical Co. Ltd, Glaxo Wellcome Plc, Newcourt Credit Group Inc., Santen Pharmaceutical Co., Standard Chartered Plc, and Unilever Plc.


INVESTMENT RESULTS*
Period Ended November 30, 1999
                                                  TOTAL RETURNS
                                             6 MONTHS      12 MONTHS
                                            ---------      ---------
ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
  Class A                                     28.85%         37.28%
  Class B                                     28.32%         36.22%
  Class C                                     28.44%         36.36%

MSCI EAFE INDEX                               16.58%         21.43%

* TOTAL RETURNS ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF NOVEMBER 30, 1999. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. RETURNS FOR THE FUND AND ITS COMPARATIVE BENCHMARK INCLUDE THE REINVESTMENT OF ANY DISTRIBUTIONS PAID DURING THE PERIOD. TOTAL RETURN FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

     THE MSCI EAFE INDEX IS AN UNMANAGED, CAPITALIZATION-WEIGHTED INDEX THAT MEASURES THE OVERALL PERFORMANCE OF STOCK MARKETS IN 20 COUNTRIES WITHIN EUROPE, AUSTRALASIA AND THE FAR EAST. AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.

     ADDITIONAL INVESTMENT RESULTS APPEAR ON PAGE 4.


ECONOMIC REVIEW AND OUTLOOK
The emerging market economies continued their recovery from the economic crisis that began in Southeast Asia in the fourth quarter of 1997 and caused great uncertainty in the world's financial markets in the third quarter of 1998. Thanks to a series of fiscal easing steps taken during the fourth quarter of 1998 by the finance ministers of the largest economic powers, as well as the continued robust growth of the United States without any meaningful inflation, economic growth is once again broad-based around the globe.

As we stated in our semi-annual letter to shareholders on July 29, 1999, there are many data points that we believe continue to provide cause for optimism. For instance, the economies of many troubled countries have bottomed, while many crucial fiscal, monetary and political reforms


1


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

are now being put in place around the world (including the expansion of free-trade zones like the European Monetary Union). Additionally, the swift discipline exerted by the financial markets in 1998's financial market crisis caused all governments concerned to focus on and deal with their economic woes. Other positive factors include the immediate availability of capital for worthy projects, the ever widening expansion of technology, which allows global price and value competition, and the continued economic strength of the U.S. and Europe, which provides engines for economic growth for much of the rest of the world.

Despite our overall optimism, a few lingering problems in the global economy require a degree of caution in our outlook. These are the lack of sustained economic growth in Japan, a slowing of economic growth in China, possible restrictions to free trade and the free movement of capital in Europe and elsewhere, and instability in the Middle East and Eastern Europe.

Therefore, our outlook is cautiously optimistic. We believe that U.S. gross domestic product ("GDP") growth will slow to approximately 2.5% in 2000. European GDP growth should be a little higher and we are hopeful that the Japanese economy will resume positive economic growth. China's growth is forecast to be approximately 6%. Inflation in each of the developed countries should remain quite subdued.

In this environment of healthy worldwide economic growth, with little inflation to be observed, investors have bid up the prices of growth stocks - especially telecommunications and technology stocks - to levels not seen in almost three decades. Although there are certainly reasons for the optimism on many telecommunications and technology stocks, some caution is warranted. In this kind of environment, individual stock selection will be a key determinant of investment success.

We have confidence that the companies held by the Fund will grow their earnings faster than the overall market average over the next three years. The Fund, however, trades at a weighted average price-to-earnings ratio near that of the market. This provides an attractive investment environment in which we hope to continue to outperform the benchmark index.

PORTFOLIO MANAGEMENT AND STRATEGY
The portfolio management of the Fund is focused on marrying the underlying fundamentals of earnings and cash flow of each respective company with its current share price, relative to other investment alternatives. Alliance Capital's large global equity research team and portfolio managers situated in numerous locations around the world perform fundamental analysis and research on each portfolio company. The Fund's industry sector and geographic weightings are a by-product of specific bottom-up, company-by-company stock selection rather than from a predetermined top-down allocation.

The Fund is a diversified fund in terms of industry sector and geographic weightings as shown in the following charts. There is particular emphasis on the technology sector. Telecommunications service companies dominate our utility sector holdings. The most significant changes since our last report are a significant decrease in the Fund's finance holdings, and further increases in the Fund's technology and utility holdings.

On a geographic basis, we significantly increased our weighting in Japan in recognition of the resumption of economic growth there. We are significantly overweight in Finland and Taiwan, due to our large holdings in Nokia AB OYJ Corp. and Taiwan Semiconductor Manufacturing Co. Ltd.

INDUSTRY AND GEOGRAPHIC BREAKDOWNS AS OF NOVEMBER 30, 1999*

CAPITAL GOODS 6.5%
CONSUMER MANUFACTURING 1.6%
CONSUMER SERVICES 3.8%
CONSUMER STAPLES 8.6%
ENERGY 5.3%
FINANCE 16.0%
HEALTHCARE 9.0%
TECHNOLOGY 23.3%
TELECOMMUNICATIONS 11.2%
TRANSPORTATION 1.0%
UTILITIES 13.7%


2


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

AUSTRALIA 0.6%
FINLAND 10.7%
FRANCE 11.1%
GERMANY 4.3%
HONG KONG 1.6%
JAPAN 24.1%
NETHERLANDS 9.5%
SPAIN 6.1%
TAIWAN 8.2%
UNITED KINGDOM 21.4%
UNITED STATES 2.4%

* Expressed as a percentage of total investments (excluding cash equivalents). Holdings may vary over time.


We thank you for your interest and investment in the Alliance International Premier Growth Fund and look forward to reporting our continued progress to you next year.

Sincerely,


John D. Carifa
Chairman and President


Alfred Harrison
Executive Vice President


Thomas Kamp
Vice President


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


3


INVESTMENT OBJECTIVE AND POLICIES
                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

Alliance International Premier Growth Fund is an open-end, diversified investment company that seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of carefully selected, non-U.S. companies that are judged likely to achieve superior earnings growth. Normally, about 60 companies will be represented in the portfolio, with the 30 most highly regarded of these usually constituting 70% of the Fund's net assets.



INVESTMENT RESULTS
_______________________________________________________________________________

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 1999
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      37.28%         31.41%
Since Inception*              17.29%         14.44%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      36.22%         32.22%
Since Inception*              16.43%         14.89%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
One Year                      36.36%         35.36%
Since Inception*              16.43%         16.43%

SEC AVERAGE ANNUAL TOTAL RETURNS AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 1999)
                            CLASS A        CLASS B        CLASS C
                          ------------   ------------   ------------
1 Year                        40.88%         42.18%         45.09%
Since Inception*              20.85%         21.47%         22.81%


The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 3/3/98 for all share Classes.


4


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
3/31/98* TO 11/30/99

$13,000
$12,000
$11,000
$10,000
$9,000
$8,000

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND CLASS A: $12,252
MSCI EAFE INDEX: $12,244

3/31/98                       11/30/98                               11/30/99

This chart illustrates the total value of an assumed $10,000 investment in Alliance International Premier Growth Fund Class A shares (from 3/31/98 to 11/30/99) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Morgan Stanley Capital International Europe, Australasia, Far East ("MSCIEAFE") Index is an unmanaged, market capitalization-weighted index that measures stock performance in 20 countries within Europe, Australasia and the Far East.

When comparing Alliance International Premier Growth Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.


Alliance International Premier Growth Fund
MSCI EAFE Index


*    Closest month-end after the Fund's Class A share inception date of 3/3/98.


5


TEN LARGEST HOLDINGS
NOVEMBER 30, 1999                    ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

                                                                  PERCENT OF
COMPANY                                         U.S. $ VALUE      NET ASSETS
-------------------------------------------------------------------------------
Nokia AB OYJ Corp.--(A Shares and ADR)--
  Develops and manufactures mobile phones,
  networks, and systems for cellular and
  fixed networks.                                $ 2,998,455         5.6%
Softbank Corp.--Provides electronic
  commerce, software and peripheral
  hardware equipment for PCs, consulting
  services, and technical support of
  computer networks and systems.                   2,967,251         5.6
Taiwan Semiconductor Manufacturing Co., Ltd.--
  Manufactures and markets integrated
  circuits used in computers, communications,
  and consumer electronics.                        2,756,404         5.2
Orange Plc.--Operates the Orange digital
  PCN telecommunications network in the
  United Kingdom. The group offers a broad
  range of voice and data communication
  services.                                        2,717,420         5.1
Sonera Oyj--Offers telecommunications
  services, including fixed line and
  mobile telephone, data communications,
  and networked multimedia services. The
  company operates cellular networks and
  offers ATM, frame relay, and internet
  services.                                        2,429,861         4.6
Total Fina, SA--(Cl. B and ADR) Explores for,
  produces, refines, transports and markets
  oil and natural gas. In addition, the
  company has interests in coal mining and
  in nuclear power, co-generation and
  electricity generation.                          2,331,195         4.4
Mannesmann AG--Designs and manufactures
  industrial products and production
  machinery as well as provides
  telecommunications services.                     2,159,332         4.1
Takeda Chemical Industries--Produces and
  sells health-care related products,
  foods, and chemicals.                            1,714,342         3.2
Banque Nationale de Paris--Operates as a
  French money-center bank which provides
  commercial banking, investment banking
  and private banking, as well as
  international financing for multinationals
  and capital markets facilities.                  1,714,022         3.2
Equant NV (NY Reg. Shares)--Operates a
  data network and provides seamless
  international data network services to
  multinational business.                          1,696,500         3.2
                                                 $23,484,782        44.2%


6


SECTOR DIVERSIFICATION
NOVEMBER 30, 1999                    ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

                                                                  PERCENT OF
                                                U.S. $ VALUE      NET ASSETS
-------------------------------------------------------------------------------
Capital Goods                                    $ 3,278,709         6.2%
Consumer Manufacturing                               784,846         1.5
Consumer Services                                  1,920,827         3.6
Consumer Staples                                   4,334,465         8.1
Energy                                             2,700,107         5.1
Finance                                            8,082,085        15.2
Healthcare                                         4,567,386         8.6
Technology                                        11,785,360        22.2
Telecommunications                                 5,645,068        10.6
Transportation                                       485,481         0.9
Utilities                                          6,942,875        13.1
Total Investments*                                50,527,209        95.1
Cash and receivables, net of liabilities           2,621,727         4.9
Net Assets                                       $53,148,936       100.0%


*    Excludes short-term obligations.


7


PORTFOLIO OF INVESTMENTS
NOVEMBER 30, 1999                    ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-95.1%
AUSTRALIA-0.6%
Telstra Corporation,
  Ltd. (a)                                       80,000      $   297,432

FINLAND-10.2%
Nokia AB OYJ Corp.                               21,200        2,998,455
Sonera Oyj                                       58,900        2,429,861
                                                             ------------
                                                               5,428,316

FRANCE-10.6%
Banque Nationale de
  Paris                                          18,724        1,714,022
Castorama Dubois
  Investisment                                    1,500          389,303
Sanofi-Synthelabo,
  SA (a)                                         28,800        1,184,929
Total Fina, SA Cl. B                             16,050        2,132,820
  (ADR)                                           3,000          198,375
                                                             ------------
                                                               5,619,449

GERMANY-4.1%
Mannesmann AG                                    10,400        2,159,332

HONG KONG-1.5%
China Telecom,
  Ltd. (a)                                      152,000          812,206

JAPAN-22.9%
Alps Electric Co., Ltd.                          28,000          519,664
Bank of
  Tokyo-Mitsubishi,
  Ltd. (ADR)                                     29,000          427,750
Banyu Pharmaceutical
  Co., Ltd.                                      50,000          906,859
Fuji Bank, Ltd.                                  34,000          407,994
Nippon Telegraph &
  Telephone Co., Ltd.                                 7          125,792
Santen Pharmaceutical
  Co.                                            23,000          452,840
Softbank Corp.                                    4,100        2,967,251
Sumitomo Trust &
  Banking Co., Ltd.                             122,000        1,049,462
Takeda Chemical
  Industries                                     29,000        1,714,342
TDK Corp.                                        13,000        1,429,764
Tokyo Electron, Ltd.                              7,000          728,630
Yahoo Japan Corp. (a)                                 1          707,026
Yamanouchi
  Pharmaceutical
  Co., Ltd.                                      17,000          742,868
                                                             ------------
                                                              12,180,242

NETHERLANDS-9.0%
ASM Lithography
  (ADR)                                           6,500          608,563
Equant NV
  (NY Reg. Shares)                               18,000        1,696,500
Koninklijke Ahold NV                             19,026          604,990
KPNQWEST (a)                                      5,800          216,752
STMicroelectronics NV                             8,700        1,181,488
United Pan-Europe
  Communications
  NV (a)                                          5,000          490,401
                                                             ------------
                                                               4,798,694

SPAIN-5.8%
Repsol-YPF, SA                                   16,900          368,912
Tabacalera, SA
  Series A                                       85,000        1,401,439
Telefonica, SA                                   61,200        1,273,146
  New Shares (a)                                  1,224           20,378
                                                             ------------
                                                               3,063,875

TAIWAN-7.8%
Compal Electronics                              196,000          624,972
  Rights. 1/04/00 (a)                               196              130
Hon Hai Precision
  Industry Co., Ltd. (a)                        110,000          784,846
Taiwan Semiconductor
  Manufacturing Co.,
  Ltd. (a)                                      587,940        2,756,404
                                                             ------------
                                                               4,166,352

UNITED KINGDOM-20.3%
Bank of Scotland                                101,292        1,198,856
British Airways Plc.                             81,000          485,481
  (ADR)                                           3,600          213,075
British Sky Broadcasting
  Group Plc.                                     63,000          828,048


8


PORTFOLIO OF INVESTMENTS (CONTINUED)
                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Dixons Group Plc.                                12,000      $   261,469
Glaxo Wellcome Plc.                              32,958          987,289
National Westminster
  Bank Plc.                                      39,000          896,430
Next Plc.                                       137,600        1,119,377
Orange Plc. (a)                                  89,900        2,717,420
Smithkline Beecham Plc.
  (ADR)                                           4,400          292,600
Standard Chartered
  Plc.                                           86,541        1,174,734
Tesco Plc.                                      127,007          343,388
Unilever Plc.                                    37,000          270,306
                                                             ------------
                                                              10,788,473


                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------
UNITED STATES-2.3%
The CIT Group, Inc.                              58,450      $ 1,212,838

Total Common Stocks &
  Other Investments
  (cost $41,517,643)                                          50,527,209

TIME DEPOSIT-6.2%
UNITED STATES-6.2%
Republic National Bank
  New York
  5.63%, 12/01/99
  (cost $3,300,000)                              $3,300        3,300,000

TOTAL INVESTMENTS-101.3%
  (cost $44,817,643)                                          53,827,209
Other assets less
  liabilities-(1.3)%                                            (678,273)

NET ASSETS-100%                                              $53,148,936


(a)  Non-income producing security.

     Glossary:
     ADR - American Depositary Receipt

     See notes to financial statements.


9


STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 1999                    ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $44,817,643)           $53,827,209
  Cash                                                                  83,771
  Foreign cash, at value (cost $93,443)                                 93,277
  Receivable for capital stock sold                                    502,070
  Deferred organization expenses                                       170,162
  Receivable for investment securities sold                            143,491
  Dividends and interest receivable                                     60,203
  Total assets                                                      54,880,183

LIABILITIES
  Payable for investment securities purchased                        1,320,484
  Organizational expense payable                                        91,424
  Payable for capital stock redeemed                                    67,671
  Advisory fee payable                                                  66,270
  Distribution fee payable                                              30,873
  Accrued expenses                                                     154,525
  Total liabilities                                                  1,731,247

NET ASSETS                                                         $53,148,936

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                 $4,057
  Additional paid-in capital                                        42,337,181
  Accumulated net realized gain on investments and foreign
    currency transactions                                            1,799,248
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      9,008,450
                                                                   $53,148,936
CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($12,850,522/972,324 shares of capital stock issued
    and outstanding)                                                    $13.22
  Sales Charge--4.25% of public offering price                             .59
  Maximum offering price                                                $13.81

  CLASS B SHARES
  Net asset value and offering price per share
    ($28,677,725/2,197,102 shares of capital stock issued
    and outstanding)                                                    $13.05

  CLASS C SHARES
  Net asset value and offering price per share
    ($9,235,085/707,732 shares of capital stock issued
    and outstanding)                                                    $13.05

  ADVISOR CLASS SHARES
  Net asset value, redemption, and offering price per share
    ($2,385,604/179,760 shares of capital stock issued
    and outstanding)                                                    $13.27


See notes to financial statements.


10


STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1999         ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld
    of $43,827)                                    $   339,670
  Interest                                              41,032     $   380,702

EXPENSES
  Advisory fee                                         334,407
  Distribution fee - Class A                            31,313
  Distribution fee - Class B                           162,807
  Distribution fee - Class C                            49,942
  Custodian                                            164,433
  Administrative                                       127,000
  Audit and legal                                       91,862
  Transfer agency                                       68,809
  Registration                                          65,289
  Amortization of organization expense                  56,600
  Printing                                              26,768
  Directors' fees                                       26,000
  Miscellaneous                                         20,687
  Total expenses                                     1,225,917
  Less: expenses waived by the Adviser
    (see Note B)                                      (241,795)
  Less: expense offset arrangement
    (see Note B)                                        (4,363)
  Net expenses                                                         979,759
  Net investment loss                                                 (599,057)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       4,735,462
  Net realized loss on foreign currency
    transactions                                                      (117,146)
  Net change in unrealized appreciation of:
    Investments                                                      7,805,283
    Foreign currency denominated assets and
      liabilities                                                       41,002
  Net gain on investments                                           12,464,601

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $11,865,544


See notes to financial statements.


11


STATEMENT OF CHANGES
IN NET ASSETS                        ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

                                                YEAR ENDED    MARCH 3, 1998*
                                                NOVEMBER 30,        TO
                                                   1999      NOVEMBER 30, 1998
                                                -----------     -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                           $  (599,057)    $  (126,406)
  Net realized gain (loss) on investments
    and foreign currency transactions             4,618,316      (2,297,346)
  Net change in unrealized appreciation of
    investments and foreign currency
    denominated assets and liabilities            7,846,285       1,162,165
  Net increase (decrease) in net assets
    from operations                              11,865,544      (1,261,587)

CAPITAL STOCK TRANSACTIONS
  Net increase                                   17,813,049      24,631,630
  Total increase                                 29,678,593      23,370,043

NET ASSETS
  Beginning of period                            23,470,343         100,300
  End of period                                 $53,148,936     $23,470,343


*    Commencement of operations.

     See notes to financial statements.


12


NOTES TO FINANCIAL STATEMENTS
NOVEMBER 30, 1999                    ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

NOTE A: Significant Accounting Policies
Alliance International Premier Growth Fund (the "Fund") was incorporated as a Maryland Corporation on November 24, 1997 and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. Prior to commencement of operations on March 3, 1998, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares each of Class A, Class B and Class C and 10,000 shares of Advisor Class for the aggregate amount of $100 each on Class A, Class B and Class C shares and $100,000 on the Advisor Class shares on February 27, 1998. The Fund offers Class A, Class B, Class C, and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $283,000 have been deferred and are being amortized on a straight-line basis through February, 2003.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign withholding tax reclaims recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency


13


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

exchange rates when determining the gain or loss upon the sale of equity securities. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.
During the current fiscal year, permanent differences, primarily due to foreign currency losses and a net operating loss, resulted in a net decrease in accumulated net realized gain on investments and foreign currency transactions and a corresponding decrease in accumulated net investment loss. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20% and 2.20% of the daily average net assets for Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended November 30, 1999, such waiver of management fees, amounted to $114,795 and the waiver of the cost of certain legal and accounting services provided to the Fund by the Adviser amounted to $127,000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $50,749 for the year ended November 30, 1999.

For the year ended November 30, 1999, the Fund's expenses were reduced by $4,363 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $18,633 from the sales of Class A shares and $1,158, $65,997 and $3,099 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 1999.


14


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                          ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

Brokerage commissions paid on investment transactions for the year ended November 30, 1999, amounted to $183,668, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor DLJ directly.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays a distribution fee to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,464,099 and $281,164, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $51,012,972 and $34,943,688, respectively, for the year ended November 30, 1999. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 1999.

At November 30, 1999, the cost of investments for federal income tax purposes was $44,860,954. Gross unrealized appreciation of investments was $11,798,624 and gross unrealized depreciation of investments was $2,832,369, resulting in net unrealized appreciation of $8,966,255, excluding foreign currency.

The Fund utilized a capital loss carryover of $1,858,826 in the current year.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the US dollar. At November 30, 1999, the Fund had no outstanding forward exchange currency contracts.


15


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                             SHARES                         AMOUNT
                  -----------------------------  ------------------------------
                                 MARCH 3, 1998*                  MARCH 3, 1998*
                   YEAR ENDED          TO          YEAR ENDED          TO
                  NOV. 30, 1999  NOV. 30, 1998   NOV. 30, 1999    NOV. 30, 1998
                  -------------  --------------  -------------  ---------------
CLASS A
Shares sold           725,129       843,613       $ 7,834,470     $ 8,485,886
Shares redeemed      (506,449)      (89,979)       (5,740,529)       (841,014)
Net increase          218,680       753,634       $ 2,093,941     $ 7,644,872

CLASS B
Shares sold         1,408,601     1,350,496       $15,639,041     $13,632,672
Shares redeemed      (434,445)     (127,560)       (4,589,261)     (1,182,495)
Net increase          974,156     1,222,936       $11,049,780     $12,450,177

CLASS C
Shares sold           531,139       345,438       $ 5,919,473     $ 3,357,877
Shares redeemed      (149,341)      (19,514)       (1,654,073)       (174,357)
Net increase          381,798       325,924       $ 4,265,400     $ 3,183,520

ADVISOR CLASS
Shares sold            52,764       151,569       $   584,126     $ 1,523,326
Shares redeemed       (16,793)      (17,780)         (180,198)       (170,265)
Net increase           35,971       133,789       $   403,928     $ 1,353,061


NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies. Consequently, the Fund's investment portfolio may experience greater price volatility than a portfolio invested in equity securities of U.S. companies.


NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 1999.


*    Commencement of operations.


16


FINANCIAL HIGHLIGHTS                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                   CLASS A
                                           ------------------------
                                                      March 3, 1998 (a)
                                           Year Ended       to
                                           November 30, November 30,
                                              1999         1998
                                           -----------  -----------
Net asset value, beginning of period          $ 9.63       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.15)        (.08)
Net realized and unrealized gain (loss)
  on investment and foreign currency
  transactions                                  3.74         (.29)
Net increase (decrease) in net asset
  value from operations                         3.59         (.37)
Net asset value, end of period                $13.22       $ 9.63

TOTAL RETURN
Total investment return based on net
  asset value (d)                              37.28%       (3.70)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $12,851       $7,255
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.51%(e)     2.50%(f)
  Expenses, before waivers/reimbursements       3.26%        5.19%(f)
  Net investment loss                          (1.34)%       (.90)%(f)
Portfolio turnover rate                          107%         151%


See footnote summary on page 20.


17


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                             CLASS B
                                           ------------------------
                                                      March 3, 1998 (a)
                                           Year Ended       to
                                           November 30, November 30,
                                              1999         1998
                                           -----------  -----------
Net asset value, beginning of period          $ 9.58       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.22)        (.13)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  3.69         (.29)
Net increase (decrease) in net asset
  value from operations                         3.47         (.42)
Net asset value, end of period                $13.05       $ 9.58

TOTAL RETURN
Total investment return based on net
  asset value (d)                              36.22%       (4.20)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $28,678      $11,710
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.21%(e)     3.20%(f)
  Expenses, before waivers/reimbursements       3.93%        6.14%(f)
  Net investment loss                          (2.07)%      (1.41)%(f)
Portfolio turnover rate                          107%         151%


See footnote summary on page 20.


18


FINANCIAL HIGHLIGHTS (CONTINUED)     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                                  CLASS C
                                           ------------------------
                                                      March 3, 1998 (a)
                                           Year Ended       to
                                           November 30, November 30,
                                              1999         1998
                                           -----------  -----------
Net asset value, beginning of period          $ 9.57       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.22)        (.15)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  3.70         (.28)
Net increase (decrease) in net asset
  value from operations                         3.48         (.43)
Net asset value, end of period                $13.05       $ 9.57

TOTAL RETURN
Total investment return based on net
  asset value (d)                              36.36%       (4.30)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $9,235       $3,120
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.21%(e)     3.20%(f)
  Expenses, before waivers/reimbursements       3.92%        6.00%(f)
  Net investment loss                          (2.06)%      (1.69)%(f)
Portfolio turnover rate                          107%         151%


See footnote summary on page 20.


19


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
                                       ADVISOR CLASS
                                           ------------------------
                                                      March 3, 1998 (a)
                                           Year Ended       to
                                           November 30, November 30,
                                              1999         1998
                                           -----------  -----------
Net asset value, beginning of period          $ 9.64       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss) (b)(c)             (.12)         .01
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  3.75         (.37)
Net increase (decrease) in net asset
  value from operations                         3.63         (.36)
Net asset value, end of period                $13.27       $ 9.64

TOTAL RETURN
Total investment return based on net
  asset value (d)                              37.66%       (3.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $2,386       $1,386
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.21%(e)     2.20%(f)
  Expenses, before waivers/reimbursements       2.96%        6.28%(f)
  Net investment income (loss)                 (1.06)%        .13%(f)
Portfolio turnover rate                          107%         151%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return for a period of less than one year is not annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                           Year Ended
                        November 30, 1999
                        -----------------
     Class A                  2.50%
     Class B                  3.20%
     Class C                  3.20%
     Advisor Class            2.20%

(f) Annualized.


20


REPORT OF INDEPENDENT
ACCOUNTANTS                          ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance International Premier Growth Fund (the "Fund") at November 30, 1999, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period March 3, 1998 (commencement of operations) through November 30, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
New York, New York
January 24, 2000



TAX INFORMATION (UNAUDITED)
_______________________________________________________________________________

The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to the shareholders for the fiscal year ended November 30, 1999 is $43,827.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your form 1099 DIV which will be sent to you separately in January 2000.


21


                                     ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
BRUCE W. CALVERT, EXECUTIVE VICE PRESIDENT
ALFRED HARRISON, EXECUTIVE VICE PRESIDENT
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
EDWARD BAKER, VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
STEPHEN H. BEINHACKER, VICE PRESIDENT
RUSSELL BRODY, VICE PRESIDENT
THOMAS KAMP, VICE PRESIDENT
DANIEL NORDBY, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
SEWARD & KISSEL LLP
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


22


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
    Quality Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Limited Maturity Government Fund
Alliance Mortgage Securities Income Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term U.S. Government Fund

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Environment Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Select Investors Series - Premier Portfolio

GROWTH & INCOME
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Global Small Cap Fund
Alliance Health Care Fund
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance Greater China '97 Fund
Alliance International Fund
Alliance International Premier Growth Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

INSTITUTIONAL
Premier Growth
Quasar
Real Estate Investment

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
Alliance Capital Reserves
Alliance Government Reserves
Alliance Institutional Reserves
    Prime Portfolio
    Government Portfolio
    Tax-Free Portfolio
    Treasury Portfolio
    Trust Portfolio
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    General Municipal Portfolio
    Government Portfolio


23


ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

IPGAR1199